Exhibit 99.01

FOR IMMEDIATE RELEASE

MEDIA CONTACT:	INVESTOR CONTACT:
Kristen Batch	Helyn Corcos
Symantec Corp.	Symantec Corp.
650-527-5152	650-527-5523
Kristen_Batch@symantec.com	hcorcos@symantec.com

SYMANTEC REPORTS FOURTH QUARTER AND FISCAL YEAR 2015 RESULTS

●	Delivered four consecutive quarters of implied billings growth and two consecutive quarters of deferred revenue growth, in constant currency
●	Released 41 enterprise security products and 17 Veritas products in FY15
●	Q4 non-GAAP revenue of $1,548M and EPS of $0.43 within the guidance range

MOUNTAIN VIEW, Calif. – May 14, 2015 – Symantec Corp. (NASDAQ: SYMC) today reported the results of its fourth quarter and fiscal year 2015, ended April 3, 2015.

Michael A. Brown, president and CEO, said, “Fiscal 2015 was a transformative year for Symantec, as we announced our unified security and information management strategies, delivered more than fifty products, and made the decision to separate Symantec and Veritas into two standalone companies.”

“With the progress we made in FY15, our businesses have the necessary focus to thrive and we are already seeing the benefits.  Setting aside currency headwinds, continued growth in both implied billings and deferred revenue underscores the momentum in our businesses.  Our endpoint protection, data loss prevention, NetBackup appliances and NetBackup software all outperformed the market this quarter.”

Thomas Seifert, executive vice president and CFO, said, “Symantec returned to growth and expanded operating margin year-over-year in constant currency during the fourth quarter.  We continued to improve our cost structure, and over the year delivered more than $150 million of incremental profit from our revenue and efficiency initiatives.  Additionally, the Veritas separation is progressing on schedule.”

(More)

Results for the Fourth Quarter of Fiscal Year 2015 (Dollars in millions, except EPS)
	4Q15	4Q14	Reported Y/Y Change	FX Adjusted Y/Y Change
GAAP
Revenue	$1,518	$1,625	(7%)	0%
Operating Margin	10.0%	18.8%	(880) bps	(640) bps
Net Income	$176	$217	(19%)	N/A
Deferred Revenue	$3,664	$3,903	(6%)	1%
EPS (Diluted)	$0.25	$0.31	(19%)	N/A
CFFO	$488	$449	9%	N/A
Non-GAAP
Revenue	$1,548	$1,650	(6%)	1%
Operating Margin	25.6%	27.2%	(160) bps	30 bps
Net Income	$299	$333	(10%)	N/A
EPS (Diluted)	$0.43	$0.48	(10%)	N/A

Results for Fiscal Year 2015 (Dollars in millions, except EPS)
	FY15	FY14	Reported Y/Y Change	FX Adjusted Y/Y Change
GAAP
Revenue	$6,508	$6,676	(3%)	0%
Operating Margin	17.7%	17.7%	0 bps	60 bps
Net Income	$878	$898	(2%)	N/A
Deferred Revenue	$3,664	$3,903	(6%)	1%
EPS (Diluted)	$1.26	$1.28	(2%)	N/A
CFFO	$1,312	$1,281	2%	N/A
Non-GAAP
Revenue	$6,538	$6,701	(2%)	0%
Operating Margin	27.3%	27.4%	(10) bps	50 bps
Net Income	$1,311	$1,370	(4%)	N/A
EPS (Diluted)	$1.88	$1.95	(4%)	N/A

First Quarter and Fiscal Year 2016 Guidance (Dollars in millions, except EPS and FX rate)
	1Q16	FY16
GAAP
Revenue	$1,500 - $1,540	$6,210 - $6,350
Operating Margin	14.0% - 15.0%	14.5% - 15.5%
EPS (Diluted)	$0.20 - $0.23	$0.86 - $0.96
Non-GAAP
Operating Margin	27.0% - 28.0%	29.0% - 30.0%
EPS (Diluted)	$0.41 - $0.44	$1.80 - $1.90
Tax Rate	27.0%	27.5%
Share Count	690 million	694 million
FX Rate (€/$)	$1.10	$1.13

Symantec's Board of Directors has declared a quarterly cash dividend of $0.15 per common share to be paid on June 24, 2015 to all shareholders of record as of the close of business on June 10, 2015. The ex-dividend date will be June 8, 2015.

Conference Call
Symantec has scheduled a conference call for 5 p.m. ET/2 p.m. PT today to discuss its fourth quarter and fiscal year 2015 results, ended April 3, 2015 and to review guidance. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest. To listen to the live call, please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay and our prepared remarks will be available on the investor relations home page shortly after the call is completed.

About Symantec
Symantec Corporation (NASDAQ: SYMC) is an information protection expert that helps people, businesses and governments seeking the freedom to unlock the opportunities technology brings -- anytime, anywhere. Founded in April 1982, Symantec, a Fortune 500 company, operating one of the largest global data-intelligence networks, has provided leading security, backup and availability solutions for where vital information is stored, accessed and shared. The company's more than 19,000 employees reside in more than 50 countries. Ninety-nine percent of Fortune 500 companies are Symantec customers. In fiscal 2015, it recorded revenues of $6.5 billion. To learn more go to www.symantec.com or connect with Symantec at: http://www.symantec.com/social/

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NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please visit the Symantec News Room at http://www.symantec.com/news. All prices noted are in U.S. dollars and are valid only in the United States.

Symantec and the Symantec Logo are trademarks or registered trademarks of Symantec Corporation or its affiliates in the U.S. and other countries. Other names may be trademarks of their respective owners.

FORWARD-LOOKING STATEMENTS: This press release contains statements regarding our financial and business results and plans, which may be considered forward-looking within the meaning of the U.S. federal securities laws. These include statements regarding our plan to separate into two publicly traded companies, as well as projections of future revenue, operating margin and earnings per share, amortization of acquisition-related intangibles, stock-based compensation, and restructuring, separation and transition charges. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include those related to: general economic conditions; risks related to the planned separation of the company into the security business and the information management business; maintaining customer and partner relationships; the anticipated growth of certain market segments, particularly with regard to security and storage; the competitive environment in the software industry; changes to operating systems and product strategy by vendors of operating systems; fluctuations in currency exchange rates; the timing and market acceptance of new product releases and upgrades; the successful development of new products and integration of acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. We assume no obligation, and do not intend, to update these forward-looking statements as a result of future events or developments. Additional information concerning these and other risks factors is contained in the Risk Factors sections of our Form 10-K for the year ended March 28, 2014 and our Form 10-Q for the quarter ended January 2, 2015.

USE OF NON-GAAP FINANCIAL INFORMATION: Our results of operations have undergone significant change due to the impact of stock-based compensation, charges related to the amortization of intangible assets, and certain other income and expense items that management considers unrelated to the Company’s core operations, including restructuring, separation and transition costs. To help our readers understand our past financial performance and our future results, we supplement the financial results that we provide in accordance with generally accepted accounting principles, or GAAP, with non-GAAP financial measures. The method we use to produce non-GAAP results is not computed according to GAAP and may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management team uses these non-GAAP financial measures in assessing the Company’s operating results, as well as when planning, forecasting and analyzing future periods.  Investors are encouraged to review the reconciliation of our non-GAAP financial measures to the comparable GAAP results, which is attached to our quarterly earnings release and which can be found, along with other financial information, on the investor relations page of our website at http://www.symantec.com/invest.

SYMANTEC CORPORATION
Condensed Consolidated Balance Sheets
(Dollars in millions, unaudited)

	April 3, 2015	March 28, 2014(1)
ASSETS
Current assets:
Cash and cash equivalents	$2,874	$3,707
Short-term investments	1,017	377
Trade accounts receivable, net	993	1,007
Deferred income taxes	152	142
Deferred commissions	131	115
Other current assets	255	304
Total current assets	5,422	5,652
Property and equipment, net	1,205	1,116
Intangible assets, net	628	768
Goodwill	5,847	5,858
Long-term deferred commissions	26	21
Other long-term assets	105	124
Total assets	$13,233	$13,539
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$213	$282
Accrued compensation and benefits	398	365
Deferred revenue	3,109	3,322
Current portion of long-term debt	350	-
Other current liabilities	383	337
Total current liabilities	4,453	4,306
Long-term debt	1,746	2,095
Long-term deferred revenue	555	581
Long-term deferred tax liabilities	308	425
Long-term income taxes payable	134	252
Other long-term obligations	102	83
Total liabilities	7,298	7,742
Total stockholders' equity	5,935	5,797
Total liabilities and stockholders' equity	$13,233	$13,539

(1) Derived from audited consolidated financial statements.

SYMANTEC CORPORATION
Condensed Consolidated Statements of Income
(In millions, except per share data, unaudited)

			Year-Over-Year
	Three Months Ended		Growth Rate
	April 3, 2015	March 28, 2014	Actual	Constant Currency (1)
Net revenue:
Content, subscription, and maintenance	$1,318	$1,433	-8%	-1%
License	200	192	4%	13%
Total net revenue	1,518	1,625	-7%	0%
Cost of revenue:
Content, subscription, and maintenance	240	249
License	34	20
Amortization of intangible assets	13	13
Total cost of revenue	287	282	2%	6%
Gross profit	1,231	1,343	-8%	-1%
Operating expenses:
Sales and marketing	551	585
Research and development	293	277
General and administrative	89	115
Amortization of intangible assets	25	28
Restructuring, separation, and transition	121	32
Total operating expenses	1,079	1,037	4%	9%
Operating income	152	306	-50%	-34%
Interest income	3	3
Interest expense	(19)	(19)
Other income, net	7	8
Income before income taxes	143	298	-52%	N/A
Income tax (benefit) expense	(33)	81
Net income	$176	$217	-19%	N/A
Net income per share -- basic	$0.26	$0.31
Net income per share -- diluted	$0.25	$0.31
Weighted-average shares outstanding -- basic	684	693
Weighted-average shares outstanding -- diluted	693	700
Cash dividends declared per common share	$0.15	$0.15

(1) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Condensed Consolidated Statements of Income
(In millions, except per share data, unaudited)

			Year-Over-Year
	Year Ended		Growth Rate (1)
	April 3,	March 28,		Constant
	2015	2014	Actual	Currency (2)
Net revenue:
Content, subscription, and maintenance	$5,749	$5,960	-4%	-1%
License	759	716	6%	10%
Total net revenue	6,508	6,676	-3%	0%
Cost of revenue:
Content, subscription, and maintenance	988	1,008
License	114	87
Amortization of intangible assets	51	54
Total cost of revenue	1,153	1,149	0%	2%
Gross profit	5,355	5,527	-3%	-1%
Operating expenses:
Sales and marketing	2,323	2,439
Research and development	1,144	1,039
General and administrative	379	446
Amortization of intangible assets	108	156
Restructuring, separation, and transition	252	264
Total operating expenses	4,206	4,344	-3%	-2%
Operating income	1,149	1,183	-3%	3%
Interest income	12	12
Interest expense	(79)	(84)
Other income, net	11	45
Income before income taxes	1,093	1,156	-5%	N/A
Provision for income taxes	215	258
Net income	$878	$898	-2%	N/A
Net income per share -- basic	$1.27	$1.29
Net income per share -- diluted	$1.26	$1.28
Weighted-average shares outstanding -- basic	689	696
Weighted-average shares outstanding -- diluted	696	704
Cash dividends declared per common share	$0.60	$0.60

(1) We have a 52/53-week fiscal accounting year. The year ended April 3, 2015 consisted of 53 weeks, whereas the year ended March 28, 2014 consisted of 52 weeks.

(2) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Condensed Consolidated Statements of Cash Flows
(Dollars in millions, unaudited)

	Year Ended
	April 3,	March 28,
	2015	2014
OPERATING ACTIVITIES:
Net income	$878	$898
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	280	281
Amortization of intangible assets	159	210
Amortization of debt issuance costs and discounts	4	7
Stock-based compensation expense	195	156
Deferred income taxes	(23)	47
Excess income tax benefit from the exercise of stock options	(10)	(17)
Net gain from sale of short-term investments	-	(32)
Other	10	8
Net change in assets and liabilities, excluding effects of acquisitions:
Trade accounts receivable, net	(38)	30
Deferred commissions	(30)	26
Accounts payable	(65)	(75)
Accrued compensation and benefits	49	(58)
Deferred revenue	19	(223)
Income taxes payable	(191)	7
Other assets	22	(11)
Other liabilities	53	27
Net cash provided by operating activities	1,312	1,281
INVESTING ACTIVITIES:
Purchases of property and equipment	(381)	(260)
Payments for acquisitions, net of cash acquired, and purchases of intangibles	(39)	(17)
Purchases of short-term investments	(1,758)	(492)
Proceeds from maturities of short-term investments	681	117
Proceeds from sales of short-term investments	343	69
Net cash used in investing activities	(1,154)	(583)
FINANCING ACTIVITIES:
Repayments of debt and other obligations	(21)	(1,189)
Proceeds from convertible note hedge	-	189
Net proceeds from sales of common stock under employee stock benefit plans	116	234
Excess income tax benefit from the exercise of stock options	10	17
Tax payments related to restricted stock units	(47)	(45)
Dividends paid, net	(413)	(418)
Repurchases of common stock	(500)	(500)
Proceeds from other financing, net	44	-
Net cash used in financing activities	(811)	(1,712)
Effect of exchange rate fluctuations on cash and cash equivalents	(180)	36
Change in cash and cash equivalents	(833)	(978)
Beginning cash and cash equivalents	3,707	4,685
Ending cash and cash equivalents	$2,874	$3,707

SYMANTEC CORPORATION
Reconciliation of Selected GAAP Measures to Non-GAAP Measures (1) (2)
(In millions, except per share data, unaudited)

							Year-Over-Year
	Three Months Ended						Non-GAAP Growth Rate
	April 3, 2015			March 28, 2014				Constant
	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	Actual	Currency (3)
Net revenue	$1,518	$30	$1,548	$1,625	$25	$1,650	-6%	1%
Gross profit:	1,231	49	1,280	1,343	44	1,387	-8%	-1%
EDS & NDI contingency		30			-
GSA investigation		-			25
Stock-based compensation		6			6
Amortization of intangible assets		13			13
Gross margin %	81.1%	1.6%	82.7%	82.6%	1.5%	84.1%	-140 bps	-100 bps
Operating expenses:	$1,079	$195	$884	$1,037	$99	$938	-6%	-2%
Stock-based compensation		49			39
Amortization of intangible assets		25			28
Restructuring, separation, and transition		121			32
Operating expenses as a % of revenue	71.1%	-14.0%	57.1%	63.8%	-7.0%	56.8%	30 bps	-130 bps
Operating income	$152	$244	$396	$306	$143	$449	-12%	1%
Operating margin %	10.0%	15.6%	25.6%	18.8%	8.4%	27.2%	-160 bps	30 bps
Net income:	$176	$123	$299	$217	$116	$333	-10%	N/A
Gross profit adjustment		49			44
Operating expense adjustment		195			99
Income tax effect on above items		(121)			(27)
Diluted net income per share	$0.25	$0.18	$0.43	$0.31	$0.17	$0.48	-10%	N/A
Diluted weighted-average shares outstanding	693	-	693	700	-	700	-1%	N/A

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) Non-GAAP measures for fiscal 2015 have been revised to reflect a change in methodology that reduces the number of adjustments to GAAP measures. For a detailed explanation of this change in methodology, please see “Change in non-GAAP methodology” in Appendix A.

(3) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Reconciliation of Selected GAAP Measures to Non-GAAP Measures (1) (2)
(In millions, except per share data, unaudited)

							Year-Over-Year
	Year Ended						Non-GAAP Growth Rate
	April 3, 2015			March 28, 2014				Constant
	GAAP	Adj	Non-GAAP	GAAP	Adj	Non-GAAP	Actual	Currency (3)
Net revenue	$6,508	$30	$6,538	$6,676	$25	$6,701	-2%	0%
Gross profit:	5,355	105	5,460	5,527	98	5,625	-3%	0%
EDS & NDI contingency		30			-
GSA investigation		-			25
Stock-based compensation		24			19
Amortization of intangible assets		51			54
Gross margin %	82.3%	1.2%	83.5%	82.8%	1.1%	83.9%	-40 bps	-30 bps
Operating expenses:	$4,206	$531	$3,675	$4,344	$557	$3,787	-3%	-2%
Stock-based compensation		171			137
Amortization of intangible assets		108			156
Restructuring, separation, and transition		252			264
Operating expenses as a % of revenue	64.6%	-8.4%	56.2%	65.1%	-8.6%	56.5%	-30 bps	-80 bps
Operating income	$1,149	$636	$1,785	$1,183	$655	$1,838	-3%	2%
Operating margin %	17.7%	9.6%	27.3%	17.7%	9.7%	27.4%	-10 bps	50 bps
Net income:	$878	$433	$1,311	$898	$472	$1,370	-4%	N/A
Gross profit adjustment		105			98
Operating expense adjustment		531			557
Income tax effect on above items		(203)			(183)
Diluted net income per share	$1.26	$0.62	$1.88	$1.28	$0.67	$1.95	-4%	N/A
Diluted weighted-average shares outstanding	696	-	696	704	-	704	-1%	N/A

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) Non-GAAP measures for fiscal 2015 have been revised to reflect a change in methodology that reduces the number of adjustments to GAAP measures. For a detailed explanation of this change in methodology, please see “Change in non-GAAP methodology” in Appendix A.

(3) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

SYMANTEC CORPORATION
Revenue and Deferred Revenue Detail (1) (2)
(Dollars in millions, unaudited)

	Three Months Ended
	April 3, 2015			March 28, 2014
	GAAP	Adj (3)	Non-GAAP	GAAP	Adj (4)	Non-GAAP
Revenue
Content, subscription, and maintenance	$1,318	$30	$1,348	$1,433	$21	$1,454
License	200	-	200	192	4	196
Total Revenue	$1,518	$30	$1,548	$1,625	$25	$1,650
Revenue - Y/Y Growth Rate
Content, subscription, and maintenance	-8%	1%	-7%	-6%	1%	-5%
License	4%	-2%	2%	-13%	2%	-11%
Total Y/Y Growth Rate	-7%	1%	-6%	-7%	1%	-6%
Revenue - Y/Y Growth Rate in Constant Currency (5)
Content, subscription, and maintenance	-1%	0%	-1%	-6%	1%	-5%
License	13%	-3%	10%	-14%	2%	-12%
Total Y/Y Growth Rate in Constant Currency (5)	0%	1%	1%	-7%	1%	-6%
Revenue by Segment (6)
Consumer Security	$408	$30	$438	$504	$-	$504
Enterprise Security	491	-	491	511	10	521
Information Management	619	-	619	610	15	625
Revenue by Segment - Y/Y Growth Rate (6)
Consumer Security	-19%	6%	-13%	-5%	0%	-5%
Enterprise Security	-4%	-2%	-6%	-6%	2%	-4%
Information Management	1%	-2%	-1%	-10%	3%	-7%
Revenue by Segment - Y/Y Growth Rate in Constant Currency (5) (6)
Consumer Security	-13%	6%	-7%	-5%	0%	-5%
Enterprise Security	2%	-2%	0%	-6%	2%	-4%
Information Management	9%	-3%	6%	-10%	2%	-8%
Revenue by Geography
International	$758	$-	$758	$847	$-	$847
U.S.	760	30	790	778	25	803
Americas (U.S., Latin America, Canada)	855	30	885	880	25	905
EMEA	399	-	399	470	-	470
Asia Pacific & Japan	264	-	264	275	-	275
Revenue by Geography - Y/Y Growth Rate
International	-11%	0%	-11%	-6%	0%	-6%
U.S.	-2%	0%	-2%	-9%	3%	-6%
Americas (U.S., Latin America, Canada)	-3%	1%	-2%	-8%	3%	-5%
EMEA	-15%	0%	-15%	-3%	0%	-3%
Asia Pacific & Japan	-4%	0%	-4%	-11%	0%	-11%
Revenue by Geography - Y/Y Growth Rate in Constant Currency (5)
International	2%	0%	2%	-6%	0%	-6%
U.S.	-2%	1%	-1%	-9%	3%	-6%
Americas (U.S., Latin America, Canada)	-3%	1%	-2%	-8%	3%	-5%
EMEA	3%	0%	3%	-6%	0%	-6%
Asia Pacific & Japan	6%	0%	6%	-6%	0%	-6%
Deferred Revenue	$3,664	$-	$3,664	$3,903	$-	$3,903
Deferred Revenue - Y/Y Growth Rate	-6%	0%	-6%	-4%	0%	-4%
Deferred Revenue - Y/Y Growth Rate in Constant Currency (5)	1%	0%	1%	-6%	0%	-6%

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Symantec’s Explanation of Non-GAAP Measures in Appendix A.

(2) Non-GAAP measures for fiscal 2015 have been revised to reflect a change in methodology that reduces the number of adjustments to GAAP measures. For a detailed explanation of this change in methodology, please see “change in non-GAAP methodology” in Symantec’s Explanation of Non-GAAP Measures in Appendix A.

(3) The revenue adjustment relates to the EDS & NDI contingency. Please see Appendix A for more details.

(4) The revenue adjustment relates to the GSA investigation. Please see Appendix A for more details.

(5) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed. To exclude the effects of foreign currency rate fluctuations, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods (or, in the case of deferred revenue, converted into United States dollars at the actual exchange rate in effect at the end of the prior period).

(6) This presentation includes revised amounts from a change in segment reporting. Please see Appendix A for more details.

SYMANTEC CORPORATION
Operating Margin by Segment Detail (1) (2) (3)
(Dollars in millions, unaudited)

	Three Months Ended
	April 3, 2015			March 28, 2014
	GAAP	Adj (4)	Non-GAAP	GAAP	Adj (5)	Non-GAAP
Operating Income by Segment
Consumer Security	$212	$30	$242	$255	$-	$255
Enterprise Security	47	-	47	69	10	79
Information Management	107	-	107	100	15	115
Total Operating Income by Segment	366	30	396	424	25	449
Reconciling Items:
Stock-based compensation	55	(55)	-	45	(45)	-
Amortization of intangible assets	38	(38)	-	41	(41)	-
Restructuring, separation, and transition	121	(121)	-	32	(32)	-
Total Consolidated Operating Income	$152	$244	$396	$306	$143	$449
Operating Margin by Segment
Consumer Security	52%	3%	55%	51%	0%	51%
Enterprise Security	10%	0%	10%	14%	1%	15%
Information Management	17%	0%	17%	16%	2%	18%

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) Non-GAAP measures for fiscal 2015 have been revised to reflect a change in methodology that reduces the number of adjustments to GAAP measures. For a detailed explanation of this change in methodology, please see “Change in non-GAAP methodology” in Appendix A.

(3) This presentation includes revised amounts from a change in segment reporting. Please see Appendix A for more details.

(4) The revenue adjustment relates to the EDS & NDI contingency. Please see Appendix A for more details.

(5) The revenue adjustment relates to the GSA investigation. Please see Appendix A for more details.

SYMANTEC CORPORATION
Revenue and Deferred Revenue Detail (1) (2)
(Dollars in millions, unaudited)

	Year Ended
	April 3, 2015			March 28, 2014
	GAAP	Adj (3)	Non-GAAP	GAAP	Adj (4)	Non-GAAP
Revenue
Content, subscription, and maintenance	$5,749	$30	$5,779	$5,960	$21	$5,981
License	759	-	759	716	4	720
Total Revenue	$6,508	$30	$6,538	$6,676	$25	$6,701
Revenue - Y/Y Growth Rate
Content, subscription, and maintenance	-4%	1%	-3%	-1%	0%	-1%
License	6%	-1%	5%	-19%	0%	-19%
Total Y/Y Growth Rate	-3%	1%	-2%	-3%	0%	-3%
Revenue - Y/Y Growth Rate in Constant Currency (5)
Content, subscription, and maintenance	-1%	0%	-1%	-1%	1%	0%
License	10%	-1%	9%	-19%	0%	-19%
Total Y/Y Growth Rate in Constant Currency (5)	0%	0%	0%	-3%	0%	-3%
Revenue by Segment (6)
Consumer Security	$1,887	$30	$1,917	$2,063	$-	$2,063
Enterprise Security	2,063	-	2,063	2,100	10	2,110
Information Management	2,558	-	2,558	2,513	15	2,528
Revenue by Segment - Y/Y Growth Rate (6)
Consumer Security	-9%	2%	-7%	-2%	0%	-2%
Enterprise Security	-2%	0%	-2%	-3%	0%	-3%
Information Management	2%	-1%	1%	-4%	0%	-4%
Revenue by Segment - Y/Y Growth Rate in Constant Currency (5) (6)
Consumer Security	-6%	1%	-5%	-1%	0%	-1%
Enterprise Security	0%	0%	0%	-2%	0%	-2%
Information Management	4%	0%	4%	-5%	1%	-4%
Revenue by Geography
International	$3,338	$-	$3,338	$3,478	$-	$3,478
U.S.	3,170	30	3,200	3,198	25	3,223
Americas (U.S., Latin America, Canada)	3,586	30	3,616	3,617	25	3,642
EMEA	1,813	-	1,813	1,891	-	1,891
Asia Pacific & Japan	1,109	-	1,109	1,168	-	1,168
Revenue by Geography - Y/Y Growth Rate
International	-4%	0%	-4%	-3%	0%	-3%
U.S.	-1%	0%	-1%	-4%	1%	-3%
Americas (U.S., Latin America, Canada)	-1%	0%	-1%	-3%	0%	-3%
EMEA	-4%	0%	-4%	2%	0%	2%
Asia Pacific & Japan	-5%	0%	-5%	-10%	0%	-10%
Revenue by Geography - Y/Y Growth Rate in Constant Currency (5)
International	0%	0%	0%	-2%	0%	-2%
U.S.	-1%	0%	-1%	-4%	1%	-3%
Americas (U.S., Latin America, Canada)	-1%	0%	-1%	-3%	0%	-3%
EMEA	1%	0%	1%	-2%	0%	-2%
Asia Pacific & Japan	0%	0%	0%	-4%	0%	-4%
Deferred Revenue	$3,664	$-	$3,664	$3,903	$-	$3,903
Deferred Revenue - Y/Y Growth Rate	-6%	0%	-6%	-4%	0%	-4%
Deferred Revenue - Y/Y Growth Rate in Constant Currency (5)	1%	0%	1%	-6%	0%	-6%

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Symantec’s Explanation of Non-GAAP Measures in Appendix A.

(2) Non-GAAP measures for fiscal 2015 have been revised to reflect a change in methodology that reduces the number of adjustments to GAAP measures. For a detailed explanation of this change in methodology, please see “change in non-GAAP methodology” in Symantec’s Explanation of Non-GAAP Measures in Appendix A.

(3) The revenue adjustment relates to the EDS & NDI contingency. Please see Appendix A for more details.

(4) The revenue adjustment relates to the GSA investigation. Please see Appendix A for more details.

(5) Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percentage change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed. To exclude the effects of foreign currency rate fluctuations, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods (or, in the case of deferred revenue, converted into United States dollars at the actual exchange rate in effect at the end of the prior period).

(6) This presentation includes revised amounts from a change in segment reporting. Please see Appendix A for more details.

SYMANTEC CORPORATION
Operating Margin by Segment Detail (1) (2) (3)
(Dollars in millions, unaudited)

	Year Ended
	April 3, 2015			March 28, 2014
	GAAP	Adj (4)	Non-GAAP	GAAP	Adj (5)	Non-GAAP
Operating Income by Segment
Consumer Security	$982	$30	$1,012	$928	$-	$928
Enterprise Security	287	-	287	314	10	324
Information Management	486	-	486	571	15	586
Total Operating Income by Segment	1,755	30	1,785	1,813	25	1,838
Reconciling Items:
Stock-based compensation	195	(195)	-	156	(156)	-
Amortization of intangible assets	159	(159)	-	210	(210)	-
Restructuring, separation, and transition	252	(252)	-	264	(264)	-
Total Consolidated Operating Income	$1,149	$636	$1,785	$1,183	$655	$1,838
Operating Margin by Segment
Consumer Security	52%	1%	53%	45%	0%	45%
Enterprise Security	14%	0%	14%	15%	0%	15%
Information Management	19%	0%	19%	23%	0%	23%

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) Non-GAAP measures for fiscal 2015 have been revised to reflect a change in methodology that reduces the number of adjustments to GAAP measures. For a detailed explanation of this change in methodology, please see “Change in non-GAAP methodology” in Appendix A.

(3) This presentation includes revised amounts from a change in segment reporting. Please see Appendix A for more details.

(4) The revenue adjustment relates to the EDS & NDI contingency. Please see Appendix A for more details.

(5) The revenue adjustment relates to the GSA investigation. Please see Appendix A for more details.

SYMANTEC CORPORATION
Guidance and Reconciliation of GAAP to Non-GAAP Operating Margin and Earnings Per Share (1)
(Dollars in millions, except per share data, unaudited)

Fiscal Year 2016
	Year Ended April 1, 2016
		Year-Over-Year Growth Rate (2) (3)
Revenue Guidance	Range	Actual	Constant Currency (4) (5)
Revenue range	$6,210 - $6,350	(5.0)% - (2.9)%	0.0% - 2.3%

	Year Ended April 1, 2016
		Year-Over-Year Increase (Decrease) (2)
Operating Margin Guidance and Reconciliation	Range	Actual	Constant Currency (4) (5)
GAAP operating margin	14.5% - 15.5%	(320) bps - (220) bps	(108) bps - (8) bps
Add back:
Stock-based compensation	4.6%
Other non-GAAP adjustments	9.9%
Non-GAAP operating margin	29.0% - 30.0%	170 bps - 270 bps	330 bps - 430 bps

	Year Ended April 1, 2016
		Year-Over-Year Growth Rate (2)
Earnings Per Share Guidance and Reconciliation	Range	Actual
GAAP diluted earnings per share range	$0.86 - $0.96	(31.7)% - (23.8)%
Add back:
Stock-based compensation, net of taxes	$0.30
Other non-GAAP adjustments, net of taxes	$0.64
Non-GAAP diluted earnings per share range	$1.80 - $1.90	(4.3)% - 1.1%

First Quarter Fiscal Year 2016
	Three Months Ended July 3, 2015
		Year-Over-Year Growth Rate (2)
Revenue Guidance	Range	Actual	Constant Currency (4) (5)
Revenue range	$1,500 - $1,540	(13.5)% - (11.2)%	(0.5)% - 2.1%

	Three Months Ended July 3, 2015
		Year-Over-Year Increase (Decrease) (2)
Operating Margin Guidance and Reconciliation	Range	Actual	Constant Currency (4) (5)
GAAP operating margin	14.0% - 15.0%	(460) bps - (360) bps	33 bps - 134 bps
Add back:
Stock-based compensation	3.7%
Other non-GAAP adjustments	9.3%
Non-GAAP operating margin	27.0% - 28.0%	240 bps - 340 bps	635 bps - 735 bps

	Three Months Ended July 3, 2015
		Year-Over-Year Growth Rate (2)
Earnings Per Share Guidance and Reconciliation	Range	Actual
GAAP diluted earnings per share range	$0.20 - $0.23	(41.2)% - (32.4)%
Add back:
Stock-based compensation, net of taxes	$0.06
Other non-GAAP adjustments, net of taxes	$0.15
Non-GAAP diluted earnings per share range	$0.41 - $0.44	(8.9)% - (2.2)%

(1) This presentation includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, please see Appendix A.

(2) We have a 52/53-week fiscal accounting year. The fiscal year ended April 1, 2016 consists of 52 weeks, whereas the fiscal year ended April 3, 2015 consisted of 53 weeks. The quarter ended July 3, 2015 consists of 13 weeks, whereas the quarter ended July 4, 2014 consisted of 14 weeks.

(3) Growth rates are calculated using fiscal year 2015 non-GAAP revenue.

(4) Management refers to growth rates adjusting for currency fluctuations in foreign currency exchange rates so that the business results can be viewed without the impact of these fluctuations. We compare the percent change of the results from one period to another period in order to provide a consistent framework for assessing how our underlying businesses performed. To exclude the effects of foreign currency rate fluctuations, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the actual exchange rates in effect during the respective prior periods.

(5) These calculations are adjusted for the extra week in the June 2014 quarter.

SYMANTEC CORPORATION
Explanation of Non-GAAP Measures and Other Items
Appendix A

Segment reporting:  In fiscal 2015, we are focused on managing our businesses as a portfolio and optimizing certain businesses for margin or growth.  As a result, we formed a new consumer group and we consolidated our enterprise security businesses into a segment.  We modified our segment reporting structure to match our operating structure in the second quarter of fiscal 2015.  The historical periods presented have been adjusted to reflect the new reporting structure, which is now:
• Consumer Security
• Enterprise Security
• Information Management

Consumer Security consists of our consumer security businesses that were previously reported in User Productivity & Protection.  Enterprise Security consists of our enterprise security businesses that were previously reported in User Productivity & Protection and Information Security.  There were no changes to the Information Management segment.

Objective of non-GAAP measures:  We believe our presentation of non-GAAP financial measures, when taken together with corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance for the reasons discussed below.  Our management team uses these non-GAAP financial measures in assessing the Company’s operating results, as well as when planning, forecasting and analyzing future periods.  We believe that these non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods and to our peers and that investors benefit from an understanding of the non-GAAP financial measures.  Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP.

Change in non-GAAP methodology:  From time to time, the Company performs a comprehensive review of its non-GAAP financial measures.  Effective in the first quarter of fiscal 2015, non-GAAP financial measures are adjusted for the following items: stock-based compensation expense; charges related to the amortization of intangible assets; certain other income and expense items that management considers unrelated to the Company’s core operations; and the associated income tax effects of the adjustments.  By limiting the number and nature of adjustments, our management team believes this supplemental information will provide more meaningful insight into the performance of the Company’s core business and enhance investors’ ability to compare the Company’s performance to its peers.  The adoption of the change in methodology has been applied retrospectively to prior periods to facilitate comparability across periods.

Stock-based compensation:  Consists of expenses for employee stock options, restricted stock units, restricted stock awards, performance based awards and our employee stock purchase plan determined in accordance with the authoritative guidance on stock-based compensation.  When evaluating the performance of our individual business units and developing short- and long-term plans, we do not consider stock-based compensation charges.  Our management team is held accountable for cash-based compensation, but we believe that management is limited in its ability to project the impact of stock-based compensation and accordingly is not held accountable for its impact on our operating results.  Although stock-based compensation is necessary to attract and retain quality employees, our consideration of stock-based compensation places its primary emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.  In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.  Furthermore, unlike cash-based compensation, the value of stock-based compensation is determined using complex formulas that incorporate factors, such as market volatility, that are beyond our control.

	Three Months Ended
	April 3,	March 28,
	2015	2014
Cost of revenue	$6	$6
Sales and marketing	20	15
Research and development	20	14
General and administrative	9	10
Total stock-based compensation	$55	$45

Amortization of intangible assets:  When conducting internal development of intangible assets, accounting rules require that we expense the costs as incurred.  In the case of acquired businesses, however, we are required to allocate a portion of the purchase price to the accounting value assigned to intangible assets acquired and amortize this amount over the estimated useful lives of the acquired intangible assets.  The acquired company, in most cases, has itself previously expensed the costs incurred to develop the acquired intangible assets, and the purchase price allocated to these assets is not necessarily reflective of the cost we would incur in developing the intangible asset.  We eliminate these amortization charges from our non-GAAP operating results to provide better comparability of pre- and post-acquisition operating results and comparability to results of businesses utilizing internally developed intangible assets.

Restructuring, separation, and transition:  We have engaged in various restructuring, separation, and transition activities over the past several years that have resulted in costs associated with severance, facilities, transition, and other related costs.  Separation and other related costs consist of consulting and disentanglement costs incurred to split the Company into two, independent publicly traded companies, as well as costs to prune selected product lines that do not fit either the Company’s growth or margin objectives.  Transition and other related costs consist of consulting charges associated with the implementation of new Enterprise Resource Planning systems.  Each restructuring, separation, and transition activity has been a discrete event based on a unique set of business objectives or circumstances, and each has differed from the others in terms of its operational implementation, business impact and scope.  We do not engage in restructuring, separation, or transition activities in the ordinary course of business.  While our operations previously benefited from the employees and facilities covered by our various restructuring and separation charges, these employees and facilities have benefited different parts of our business in different ways, and the amount of these charges has varied significantly from period to period.  We believe that it is important to understand these charges and we believe that investors benefit from excluding these charges from our operating results to facilitate a more meaningful evaluation of current operating performance and comparisons to past operating performance.

EDS & NDI contingency:  On January 24, 2011, a class action lawsuit was filed against the Company and its previous e-commerce vendor Digital River, Inc.  The lawsuit alleged violations of California’s Unfair Competition Law, the California Legal Remedies Act and unjust enrichment related to prior sales of Extended Download Service (EDS) and Norton Download Insurance (NDI).  On March 31, 2014, the U.S. District Court for the District of Minnesota certified a class of all people who purchased these products between January 24, 2005, and March 10, 2011.  In April 2015, we reached agreement in principle with the plaintiffs under which the Company will pay the plaintiffs $30 million. As we consider this settlement amount now estimable and probable, we have recorded it as an offset to revenue during the year ended April 3, 2015. The Company's management excluded this item when evaluating its ongoing operating performance, and therefore excluded this loss when presenting non-GAAP financial measures.

GSA investigation:  During the first quarter of fiscal 2013, we were advised by the Commercial Litigation Branch of the Department of Justice’s Civil Division and the Civil Division of the U.S. Attorney’s Office for the District of Columbia that the government is investigating our compliance with certain provisions of our U.S. General Services Administration (“GSA”) Multiple Award Schedule Contract No. GS-35F-0240T effective January 24, 2007, including provisions relating to pricing, country of origin, accessibility, and the disclosure of commercial sales practices.  As a result of these developments, we considered the need for an accrual for a potential loss and we recorded an amount as a reduction of revenue that represents our best estimate of the low end of such range.  This amount contemplates estimated losses from both the investigation of compliance with the terms of the GSA Schedule contract as well as possible violations of the False Claims Act.  There is at least a reasonable possibility that a loss may have been incurred in excess of our accrual for this matter, however we are currently unable to determine a range of estimated losses resulting from this matter.  The Company's management excluded this item when evaluating its ongoing operating performance, and therefore excluded this loss when presenting non-GAAP financial measures.

Release of tax contingencies:  During the fourth quarter of fiscal 2015 and second quarter of fiscal 2014, we realized GAAP tax benefits of $39 million and $33 million, respectively, for the resolution of tax matters related to the sale of our 49% ownership interest in the joint venture with Huawei during the fourth quarter of fiscal 2012.  The related gain on the sale in the fourth quarter of fiscal 2012 was excluded from non-GAAP results and, accordingly, we have excluded the tax benefit from our non-GAAP results.  This GAAP tax benefit is presented in the “Income tax effect on above items” line.

Defined benefit plans:  The Company has defined benefit plans in the form of company mandatory or statutory retirement and termination indemnities in foreign locations including a company supplemental plan in Germany which is now frozen.  In the fourth quarter of fiscal 2015, the Company recorded an $11 million charge to operating expenses to adjust for gains and losses on such defined benefit plans.  This charge was included in our non-GAAP results.